SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                                             EXCHANGE ACT OF 1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant   ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement               ( )  Confidential, for Use of the Commission Only (as permitted
( )  Definitive Proxy Statement                     by Rule 14c-6(e)(2)
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Rule 14a-12

-------------------------------------------------------------------------------------------------------------------

                                           THE PHOENIX EDGE SERIES FUND

-------------------------------------------------------------------------------------------------------------------
                                  (Name of Registrant as Specified in Its Charter)

                         ----------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)      No fee required.
( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)      Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (Set forth the amount on which the filing fee is calculated and state how it was determined.)


-------------------------------------------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------------------------------------------
(5)      Total fee paid:

-------------------------------------------------------------------------------------------------------------------
( )      Fee paid with preliminary materials.
( )      Check box if any part of the fee is offset as provided by Exchange Act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         ----------------------------------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------------------------------------------
         (3)      Filing Party:

         ----------------------------------------------------------------------------------------------------------
         (4)      Date Filed:

                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

Dear Policy or Contract Owner:

         A Special Meeting of Shareholders ("Special Meeting") of The Phoenix Edge Series Fund ("Fund") will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on [October 29], 2001 at 10:00 a.m.

         Some or all of the variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company or a Phoenix subsidiary ("Phoenix"), is invested in shares of one or more series of the Fund. Although you are not a shareholder of the Fund, you do have the right to instruct Phoenix as to the manner in which the number of shares of each series of the Fund attributable to your policy or contract should be voted. Phoenix will vote shares of each series of the Fund based on instructions received from you and other holders of Phoenix variable life insurance policies and variable annuity contracts. Shares for which timely voting instructions are not received will be voted by Phoenix in the same proportion as the shares for which instructions are received from persons having such right.

         We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Proxy Statement. We recommend that you read the Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

         Voting instructions executed by a Contractowner may be revoked at any time prior to Phoenix voting the shares represented thereby by the Contractowner providing Phoenix with a properly executed written revocation of such voting instructions, or by the Contractowner providing Phoenix with proper later dated voting instructions by telephone or by the Internet.

         As a convenience, you can provide voting instructions in any one of four ways:

         o   THROUGH THE INTERNET -- www.proxyweb.com

         o   BY TELEPHONE -- (888) 221-0697

         o BY MAIL -- using the enclosed Voting Instructions Card(s) and postage paid envelope

         o   IN PERSON -- at the Special Meeting

         YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE EACH VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED. PLEASE RESPOND -- IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR POLICY OR CONTRACT BE REPRESENTED.

                                             Sincerely,



                                             Simon Y. Tan
                                             President

                          THE PHOENIX EDGE SERIES FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD [OCTOBER 29], 2001

Ladies and Gentlemen:

         Notice is hereby given that a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of The Phoenix Edge Series Fund ("Fund") will be held on [Monday], [October 29], 2001, at 10:00 a.m. (Eastern time), at 101 Munson Street, Greenfield, Massachusetts 01301. At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of each Series will be asked, as applicable:

         (1) To fix at nine the number of Trustees and to elect that number of Trustees;

         (2) To approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust;

         (3) To approve an amendment to the Fund's Declaration of Trust that would remove the provisions regarding fundamental investment restrictions from the Declaration of Trust;

         (4) To approve the Fund's reliance on "manager of managers" relief under which the Fund's investment advisors, subject to the approval of the Board of Trustees, may, among other things, appoint, replace or terminate subadvisors recommended by each Series' investment advisor or enter into or materially amend existing subadvisory agreements without shareholder approval;

         (5) To approve the amendment of the investment objective of the Phoenix-Janus Equity Income Series to eliminate the income component of the investment objective; and

         (6) To transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Trustees has fixed the close of business on August 31, 2001, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         You are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting are asked to complete, sign, date and return the enclosed proxy promptly. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

                                         By Order of the Board of Trustees,



                                         RICHARD J. WIRTH
                                         Secretary

Greenfield, Massachusetts
September 28, 2001

                                 PROXY STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD [OCTOBER 29], 2001

         The Phoenix Edge Series Fund ("Fund") serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund.

         This Proxy Statement is being furnished on behalf of the Board of Trustees ("Board" or "Trustees") of the Fund for use at the Special Meeting of Shareholders to be held on [Monday], [October 29], 2001, at 10:00 a.m. Eastern time, at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 ("Special Meeting"), and at any adjournment or postponement thereof. It is expected that the shareholders will each attend the Special Meeting in person or by proxy and will vote shares of the Fund in accordance with voting instructions received from Contractowners and other voting procedures. The Trust expects that Voting Instructions Cards, as well as this Proxy Statement, will be mailed to the Contractowners on or about October 1, 2001 in order to obtain voting instructions from the Contractowners.

         The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund currently has outstanding shares of the 25 separate investment portfolios listed in the table below (each a "Series" and collectively, the "Series").

--------------------------------------------------------------- ----------------
o Phoenix-Aberdeen International Series
o Phoenix-Aberdeen New Asia Series
o Phoenix-Deutsche Dow 30 Series
o Phoenix-Deutsche Nasdaq-100 Index (R) Series
o Phoenix-Duff & Phelps Real Estate Securities Series
o Phoenix-Engemann Capital Growth Series
o Phoenix-Engemann Nifty Fifty Series
o Phoenix-Engemann Small & Mid-Cap Growth Series
o Phoenix-Federated U.S. Government Bond Series
o Phoenix-Goodwin Money Market Series
o Phoenix-Goodwin Multi-Sector Fixed Income Series
o Phoenix-Hollister Value Equity Series
o Phoenix-J.P. Morgan Research Enhanced Index Series
o Phoenix-Janus Equity Income Series
o Phoenix-Janus Flexible Income Series
o Phoenix-Janus Growth Series
o Phoenix-Morgan Stanley Focus Equity Series
o Phoenix-Oakhurst Balanced Series
o Phoenix-Oakhurst Growth and Income Series
o Phoenix-Oakhurst Strategic Allocation Series
o Phoenix-Sanford Bernstein Global Value Series
o Phoenix-Sanford Bernstein Mid-Cap Value Series
o Phoenix-Sanford Bernstein Small Cap Value Series
o Phoenix-Seneca Mid-Cap Growth Series
o Phoenix-Seneca Strategic Theme Series

--------------------------------------------------------------- ----------------

                               TABLE OF PROPOSALS

         This table summarizes each proposal contained in this Proxy Statement and how it applies to each Series.

----------------------------------------------------------------------- ------------------------------------------------
SUMMARY OF PROPOSALS                                                    SERIES TO WHICH PROPOSAL APPLIES
----------------------------------------------------------------------- ------------------------------------------------
To fix at nine the number of Trustees and to elect that number of       All Series voting together
Trustees.
----------------------------------------------------------------------- ------------------------------------------------
To approve amendments to the fundamental investment                     Each Series voting by Series
restrictions of each Series and conforming changes to the
Declaration of Trust.
----------------------------------------------------------------------- ------------------------------------------------
To approve an amendment to the Fund's Declaration of Trust that would   All Series voting together
remove the provisions regarding fundamental investment restrictions from the Declaration of Trust.
----------------------------------------------------------------------- ------------------------------------------------
To approve the Fund's reliance on "manager of managers" relief under    Each Series voting by Series
which the Fund's investment advisors, subject to the approval of the
Board, may, among other things, appoint, replace or terminate subadvisors recommended by each Series' investment advisor or enter into or materially amend existing subadvisory agreements without shareholder approval.
----------------------------------------------------------------------- ------------------------------------------------
To approve the amendment of the investment objective of the             Phoenix-Janus Equity Income Series
only Phoenix-Janus Equity Income Series to eliminate the income component of the investment objective.
----------------------------------------------------------------------- ------------------------------------------------
To transact such other business that may properly come before the       Each Series voting as applicable
meeting or any adjournment or postponement thereof.
----------------------------------------------------------------------- ------------------------------------------------

         Each proposal set forth above has been unanimously approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund (within the meaning of the 1940 Act) ("Disinterested Trustees"). The Trustees recommend that you vote shares that you are entitled to vote "FOR" each proposal.

                               VOTING INFORMATION

         Shareholders of record at the close of business on August 31, 2001 ("Record Date") are entitled to notice of and to vote at the Special Meeting. On the Record Date, the following shares of each Series were issued and outstanding:

----------------------------------------------------------- --------------------------------------------------
                          SERIES                                SHARES OUTSTANDING AS OF AUGUST 31, 2001
----------------------------------------------------------- --------------------------------------------------
Phoenix-Aberdeen International                                                   [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Aberdeen New Asia                                                        [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Deutsche Dow 30                                                          [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                                             [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Duff & Phelps Real Estate                                                [_____]
----------------------------------------------------------- --------------------------------------------------

                                       2

----------------------------------------------------------- --------------------------------------------------
                          SERIES                                SHARES OUTSTANDING AS OF AUGUST 31, 2001
----------------------------------------------------------- --------------------------------------------------
Phoenix-Engemann Capital Growth                                                  [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Engemann Nifty Fifty                                                     [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                          [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Federated U.S. Government Bond                                           [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Goodwin Money Market                                                     [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                                        [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Hollister Value Equity                                                   [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index                                      [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Janus Equity Income                                                      [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Janus Flexible Income                                                    [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Janus Growth                                                             [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Morgan Stanley Focus Equity                                              [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Oakhurst Balanced                                                        [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Oakhurst Growth and Income                                               [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                                            [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                           [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                          [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Sanford Bernstein Small Cap Value                                        [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Seneca Growth                                                            [_____]
----------------------------------------------------------- --------------------------------------------------
Phoenix-Seneca Strategic Theme                                                   [_____]
----------------------------------------------------------- --------------------------------------------------

         Each of the above shares is entitled to one vote, with proportionate voting for fractional shares. The record owners of the shares of each separate series of the Fund include the Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and the PHL Variable Universal Life Account (collectively, the "VUL Accounts"), which fund variable life insurance policies, and the Phoenix Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts.

         Each Contractowner of record at the close of business on August 31, 2001, is entitled to a notice of the meeting and will be asked to instruct Phoenix how to vote at the Special Meeting or any adjourned or postponed session. [No Contractowner, to the Fund's knowledge, owns Contracts, which are funded by more than five percent of the outstanding voting shares of the Fund or of any Series.] The number of votes with respect to which each Contractowner will be entitled to instruct Phoenix will be determined by applying the Contractowner's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which a Contractowner may provide instructions will be determined as of the Record Date.

         In accordance with its view of applicable law, Phoenix will vote the shares of each Series for which Phoenix receives voting instructions from Contractowners in accordance with those instructions. Phoenix will vote shares for which it has not received timely voting instructions from Contractowners and any shares held by Phoenix or its affiliates for their own accounts in the same proportion as the shares for which Contractowners have provided voting instructions to Phoenix.

         In addition to the proxy solicitation by mail, officers and regular employees of Phoenix or one of its affiliates may solicit voting instructions personally, by telephone or telegram. Phoenix will, upon request, reimburse banks, brokers, fiduciaries and nominees for their reasonable expenses in sending proxy materials. The cost of solicitation of voting instructions will be borne by Phoenix.

         You can provide voting instructions in any one of four ways:

         o   THROUGH THE INTERNET -- www.proxyweb.com

         o   BY TELEPHONE -- (888) 221-0697

         o BY MAIL -- using the enclosed Voting Instructions Card(s) and postage paid envelope

         o   IN PERSON -- at the Special Meeting

         Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet.

         We encourage you to vote by Internet or telephone, using the account number that appears on your enclosed Voting Instructions Card. These voting methods will reduce the time and costs associated with this proxy solicitation.

         As of the Record Date, the following table lists Phoenix's shares of beneficial interest of each Series:

------------------------------------------------------------- ---------------------------------------------------
                           SERIES                                   PHOENIX'S SHARES AS OF AUGUST 31, 2001
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Deutsche Dow 30                                                           508,502.09
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                                              493,159.75
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                           394,813.64
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Federated U.S. Government Bond                                            529,237.91
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Janus Equity Income                                                       196,855.25
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Janus Flexible Income                                                     526,699.57
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                            694,490.54
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                           197,112.00
------------------------------------------------------------- ---------------------------------------------------
Phoenix-Sanford Bernstein Small Cap Value                                         198,578.17
------------------------------------------------------------- ---------------------------------------------------

         As of the Record Date, less than 1% of the outstanding shares of beneficial interest of any Series were held of record or beneficially owned under a contract or policy by the Trustees or nominees for election as Trustee and by the executive officers of the Fund, as a group.


         A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, DATED DECEMBER 31, 2000 AND MOST RECENT SEMI-ANNUAL REPORT, DATED JUNE 30, 2001 HAVE PREVIOUSLY BEEN FURNISHED TO CONTRACTOWNERS. THE FUND WILL FURNISH, WITHOUT CHARGE, TO ANY CONTRACTOWNER, UPON REQUEST, A COPY OF THE 2000 ANNUAL REPORT AND THE 2001 SEMI-ANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO DANIELLE CERRONE, PHOENIX VARIABLE PRODUCTS OPERATIONS, P.O. BOX 8027, BOSTON, MA 02266-8027. CONTRACTOWNERS MAY ALSO CALL DANIELLE CERRONE TOLL-FREE AT (800) 541-0171.

         The Board knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed Voting Instructions Card(s) to vote in accordance with their best judgment.

                                   PROPOSAL 1
                                   ----------

                       FIX THE NUMBER OF TRUSTEES AT NINE
                         AND ELECT TRUSTEES FOR THE FUND

         The persons named on the enclosed Voting Instructions Card(s) intend, unless authority is withheld, to vote for fixing the number of Trustees at nine and for the election as Trustees the nominees named below. All of the nominees are presently serving as Trustees of the Fund. As indicated in the table below, six of the nominees were elected by shareholders at a meeting held in November 1999. The remaining three nominees were elected by the Trustees in August 2000. The Trustees are recommending that the shareholders fix the number of Trustees at nine and elect the persons whom they have nominated for election.

         Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the Special Meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their retirement or the election and qualification of their successors.

         Information about the current Trustees of the Fund and the nominees for election at this Special Meeting is provided in the following table. Each "interested" or "affiliated" person, as those terms are defined in the 1940 Act, is indicated by an asterisk (*).

------------------------------------- -------------------------- ------------------------------------------------------------
     NAME, ADDRESS AND AGE AND           LENGTH OF SERVICE ON          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
       POSITION(S) WITH FUND                   THE BOARD
------------------------------------- -------------------------- ------------------------------------------------------------
Frank M. Ellmer                       Elected by shareholders    Retired; Audit Partner at Ernst & Young, LLP (1978-1999).
427 Woodhaven Road                    in November 1999
Glastonbury, CT  06033
Birth date:  4/11/40
Trustee
------------------------------------- -------------------------- ------------------------------------------------------------
John A. Fabian                        Elected by shareholders    Retired; Executive Vice President of Phoenix Home Life
497 Hensler Lane                      in November 1999           Mutual Insurance Company (1992-1994).
Oradell, NJ  07649
Birth date:  2/5/34
Trustee
------------------------------------- -------------------------- ------------------------------------------------------------
Roger A. Gelfenbien                   Appointed by the Board     Retired; Managing Partner of Andersen Consulting (now
37 Stonegate Drive                    in August 2000             Accenture) (1989-1999).
Wethersfield, CT 06109
Birth date: 5/14/43
Trustee/Nominee
------------------------------------- -------------------------- ------------------------------------------------------------
Frank E. Grzelecki                    Appointed by the Board     Retired; Managing Director, Saugatuck Associates, Inc.
312 Greenley Road                     in August 2000             (1999-2000); Vice Chairman (1997-1998), President/Chief
New Canaan, CT  06840                                            Operating Officer (1992-1997), Handy & Harman (diversified
Birth date:  6/19/37                                             industrial manufacturing company).
Trustee/Nominee
------------------------------------- -------------------------- ------------------------------------------------------------
Eunice S. Groark                      Elected by shareholders    Self-employed (1995-present); Columnist, Manchester
35 Saddle Ridge Drive                 in November 1999           Connecticut Journal Inquirer (1995-2000); Visiting
Bloomfield, CT 06002                                             Professor, Wesleyan University (1997-1999).
Birth date:  2/1/38
Trustee
------------------------------------- -------------------------- ------------------------------------------------------------
John R. Mallin                        Elected by shareholders    Partner/Attorney, Cummings & Lockwood (1996-present).
Cummings & Lockwood                   in November 1999
Cityplace I
Hartford, CT  06103
Birth date:  7/28/50
Trustee
------------------------------------- -------------------------- ------------------------------------------------------------
Timothy P. Shriver                    Elected by shareholders    President and Chief Executive Officer, Special Olympics,
Special Olympics, Inc.                in November 1999           Inc. (1996-present).
1325 G Street, N.W. #500
Washington, D.C.  20005
Birth date:  8/29/59
Trustee
------------------------------------- -------------------------- ------------------------------------------------------------
Simon Y. Tan*                         Elected by shareholders    Various positions with Phoenix Life Insurance Company,
One American Row                      in November 1999           including Executive Vice President (1982-present);
Hartford, CT  06102                                              Director, Phoenix-Aberdeen International Advisors, LLC
Birth date:  2/17/52                                             (1996-present); Director and President, Phoenix Variable
Trustee and President                                            Advisors, Inc. (1999-present).
------------------------------------- -------------------------- ------------------------------------------------------------

------------------------------------- -------------------------- ------------------------------------------------------------
     NAME, ADDRESS AND AGE AND           LENGTH OF SERVICE ON          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
       POSITION(S) WITH FUND                   THE BOARD
------------------------------------- -------------------------- ------------------------------------------------------------
Dona D. Young *                       Appointed by the Board     Various positions with Phoenix Life Insurance Company,
One American Row                      in August 2000             including President and Chief Operating Officer
Hartford, CT  06102                                              (1980-present).
Birth date:  1/8/54
Trustee
------------------------------------- -------------------------- ------------------------------------------------------------


         BOARD MEETINGS AND COMMITTEES. The Board has an Audit Committee comprised of Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien and John R. Mallin. The Audit Committee meets with the independent auditors to review the scope of their services, including non-auditing functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met four times in 2000.

         The Board also has a Nominating Committee that selects and nominates new candidates for election as non-interested Trustees. The Nominating Committee will not consider nominees recommended by shareholders or Contractowners. John A. Fabian, Frank E. Grzelecki, Eunice S. Groark and Timothy P. Shriver comprise the Nominating Committee, which met once in 2000.

         Eunice S. Groark, John R. Mallin and Frank M. Ellmer were appointed as members of the Executive Committee of the Board of Trustees in May 2000. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it. The Executive Committee did not meet in 2000.

         During the fiscal year ended on December 31, 2000, the Board held four regular Board meetings. With the exception of ________ who attended less than 50% of the meetings of the Board and, the committees on which he/she serves, each of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the fiscal year ended December 31, 2000.

         TRUSTEE COMPENSATION. Each non-affiliated Trustee receives from the Fund $5,000 for each Board meeting attended plus an additional fee of $2,000 for each committee meeting attended. In addition, the Fund reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Fund receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Fund.

         The following table sets forth the compensation received by the Trustees for their services to the Fund during the most recent calendar year ended December 31, 2000.

                ------------------------------------------------------- ------------------------------------
                                                                          AGGREGATE COMPENSATION FROM THE
                               NAME OF PERSON, POSITION                                TRUST
                ------------------------------------------------------- ------------------------------------
                Frank M. Ellmer, Trustee                                              $28,000
                ------------------------------------------------------- ------------------------------------
                John A. Fabian, Trustee                                               $30,000
                ------------------------------------------------------- ------------------------------------
                Roger A. Gelfenbien, Trustee                                          $5,000
                ------------------------------------------------------- ------------------------------------
                Eunice S. Groark, Trustee                                             $22,000
                ------------------------------------------------------- ------------------------------------
                Frank E. Grzelecki, Trustee                                           $5,000
                ------------------------------------------------------- ------------------------------------
                John R. Mallin, Trustee                                               $28,000
                ------------------------------------------------------- ------------------------------------
                Timothy P. Shriver, Trustee                                           $16,000
                ------------------------------------------------------- ------------------------------------
                Simon Y. Tan, Trustee(1)                                               None
                ------------------------------------------------------- ------------------------------------
                Dona D. Young, Trustee(1)                                              None
                ------------------------------------------------------- ------------------------------------

(1)      Mr. Tan and Ms. Young may be considered "interested persons," as that term is defined in the 1940 Act, as a result of their positions with Phoenix Life Insurance Company.

                          THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.


                                   PROPOSAL 2
                                   ----------

                       APPROVE AMENDMENTS TO EACH SERIES'
                       FUNDAMENTAL INVESTMENT RESTRICTIONS AND
                 CONFORMING CHANGES TO THE DECLARATION OF TRUST

         The Fund was created in 1986 with an initial four Series. The fundamental investment restrictions established at that time were written more conservatively than required by the 1940 Act and were tailored toward the Series then being created. In addition, at that time several states required specific limitation, above and beyond those of the Act, before a fund could be registered for sale in that state.

         As the Series increased in both number and diversity, several restrictions became cumbersome as various Series had to be excepted, in whole or in part, from certain limitations. Since changing fundamental investment restrictions for an existing Series required a shareholder vote as well as approval by the Board, there was resistance to making such changes. During this period, however, the market also became more expansive, more complicated and more volatile and investment advisors for newer Series sought greater flexibility in the investment techniques available to achieve a Series' investment objective. Beyond the fundamental investment restrictions, the Fund's prospectus provides for non-fundamental investment restrictions. These restrictions can be changed solely with the approval of the Fund's Board. The pattern for newer funds is to minimize the fundamental restrictions and use non-fundamental restrictions to provide whatever additional limitations are desired. In addition, many, if not most, of the major fund families have gone through the process of seeking shareholder approval of simplifying and reducing fundamental investment restrictions to the minimum.

         In the years since the Fund was established, some of the legal and regulatory requirements applicable to open-end investment companies, such as the Fund, have changed. For example, certain investment restrictions imposed by state securities laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Fund is subject to fundamental investment restrictions which are no longer required to be fundamental or, in some cases, are no longer required at all. Management is proposing to change the Fund's fundamental investment restrictions by adopting a single set of fundamental restrictions for all Series of the Fund that eliminates those which are not required by the Act but were imposed by formerly applicable state law, and reduces the others to the limitations set forth in the Act. The proposed restrictions also clarify that the restrictions apply on a Series by Series basis.

         The Board recommends the adoption of each of the proposed fundamental investment restrictions. The Board has concluded that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. The Trustees also believe that the ability of the Fund's investment advisors and subadvisors to manage each of the Series' assets in a changing investment or regulatory environment will be enhanced and that investment management opportunities will be increased by these changes. Although the Series will have additional flexibility to engage in previously prohibited activities if the proposals are approved, the Fund does not presently anticipate that the use of different investment restrictions resulting from amending or eliminating each of the current fundamental investment restrictions as described in the proposals below will, individually or in the aggregate, result in a material change in the level of investment risk associated with investment in any Series or the manner in which the Series are managed at the present time.

         Each part of this Proposal 2 will be voted on separately by each Series, and the approval of each part of this Proposal 2 will require the approval of a majority of the shares of each Series entitled to vote. (See "Voting Information" below.)

         PROPOSED POLICIES. Set forth below is a discussion of each of the proposed changes to each Series' fundamental investment restrictions. This discussion sets forth each current fundamental investment restriction, as stated in the Fund's statement of additional information, and the corresponding proposed fundamental investment restriction. The proposed restrictions differ in certain respects from the current fundamental investment restrictions. After each proposed fundamental investment restriction is a commentary that describes the proposed restriction and the significance of the proposed change to the Series. If approved by each Series' shareholders at the Special Meeting, the proposed changes will be adopted by each Series. If the shareholders of a Series fail to approve any proposed fundamental investment restriction, the current investment restriction will remain in effect with respect to that Series.

------------------------------------------------------------- ----------------------------------------------------------------
                   CURRENT FUNDAMENTAL                                             PROPOSED FUNDAMENTAL
                  INVESTMENT RESTRICTION                                          INVESTMENT RESTRICTION
------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(A):  DIVERSIFICATION

 The Fund may not (a) invest more than 5% of its total         A Series may not, with respect to 75% of its total assets,
 assets (taken at market value at the time of each             purchase securities of an issuer (other than the U.S.
 investment) in the securities (other than United States       Government, its agencies, instrumentalities or authorities
 government or government agency securities or in the          or repurchase agreements collateralized by U.S. Government
 case of the Phoenix-Aberdeen International and                securities and other investment companies), if: (a) such
 Phoenix-Aberdeen New Asia Series, other than foreign          purchase would, at the time, cause more than 5% of the
 government securities) or, with respect to the                Series' total assets, taken at market value to be invested
 Phoenix-Oakhurst Strategic Allocation and                     in the securities of such issuer; or (b) such purchase
 Phoenix-Oakhurst Balanced Series, call or put options         would, at the time, result in more than 10% of the
 contracts and financial futures contracts of any one          outstanding  voting  securities of such issuer being held by
 issuer  (including  repurchase  agreements  with  any one     the Series.
 bank); nor (b) purchase more than either (i) 10% in
 principal amount of the outstanding debt securities of        This restriction does not apply to the Phoenix-Deutsche Dow
 an issuer (the foregoing restriction being inapplicable       30, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Duff &
 to the Phoenix-Duff & Phelps Real Estate Securities           Phelps Real Estate Securities or Phoenix-Morgan Focus Equity
 Stanley Series) or (ii) 10% of the outstanding voting         Series.
 securities of an issuer, except that such restrictions
 shall not apply to securities issued or guaranteed by the     COMMENTARY:
 United States government or its agencies, bank money          The proposed restriction is designed so that there is a
 instruments or bank repurchase agreements. The                single diversification restriction for all "diversified"
 Phoenix-Aberdeen International Series will, with respect      Series, within the meaning of the 1940 Act, and so that
 to 75% of its assets, limit its investment in the this        restriction tracks the diversification requirements of
 securities of any one foreign government, its agencies        the 1940 Act.
 or  instrumentalities  to 5% of the Series' total assets.
 The above restrictions will apply only to securities          As proposed to be amended, the percentage limitations will
 comprising 75% of the value of the total assets with          apply to only  75% of the  assets  of each  Series.
 respect to the Phoenix-Engemann Small & Mid-Cap Growth,       Consequently, under the proposed restriction, 25% of each
 Phoenix-Janus Equity Income,  Phoenix-Janus  Flexible         Series assets would be in a basket that would be excluded
 Income and Phoenix-Janus Growth Series. None of the           from the limitations. As a result, while under the current
 above restrictions will apply to the Phoenix-Deutsche         restriction, many Series may not invest more than 5% of
 Dow  30,  Phoenix-Deutsche  Nasdaq-100  Index(R) or           their assets in a single issuer, or invest in more than 10%
 Phoenix-Morgan Stanley Focus Equity Series.                   of the  outstanding  voting  securities of a single  issuer, under the proposed restriction, each of the Series, other
                                                               than the Phoenix-Goodwin Money Market Series would be able to do so with respect to the 25% basket. The Phoenix-Goodwin
                                                               Money Market Series is subject to the stricter diversification requirements of Rule 2a-7 under the 1940 Act. Under Rule 2a-7, the Phoenix-Goodwin Money Market Series may invest up to 25%
                                                               of its assets in "first-tier" securities, but only for up to three business days.

                                                               For the reasons stated above, each Series would be permitted to invest in a smaller number of issuers than such Series is
                                                               currently permitted to invest in, which could increase
                                                               the Series' volatility. If a Series were to invest in a
                                                               smaller number of issuers, the performance of a single issuer could have a greater impact on that Series' share price.
------------------------------------------------------------- ----------------------------------------------------------------

------------------------------------------------------------- ----------------------------------------------------------------
                   CURRENT FUNDAMENTAL                                             PROPOSED FUNDAMENTAL
                  INVESTMENT RESTRICTION                                          INVESTMENT RESTRICTION
------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(B): INDUSTRY CONCENTRATION

 The Fund may not concentrate the portfolio investments        A Series may not purchase securities if, after giving
 in any one industry (the foregoing restriction being          effect to the purchase, more than 25% of its total assets
 inapplicable to the Phoenix-Duff & Phelps Real Estate         would be invested in the securities of one or more issuers
 Securities, Phoenix-Deutsche Dow 30, Phoenix-Deutsche         conducting business activities in the same industry
 Nasdaq-100 Index(R) or Phoenix-Morgan Stanley Focus Equity    (excluding the U.S. Government or its agencies or
 series). No security may be purchased for a Series if         instrumentalities).
 such  purchase  would  cause the  value of the  aggregate
 investment in any one industry to exceed 25% of the           This restriction does not apply to the Phoenix-Duff &
 Series' total assets. However, the Phoenix-Goodwin            Phelps Real Estate Securities, Phoenix-Deutsche Dow 30,
 Money Market Series and Phoenix-Oakhurst Strategic            Phoenix-Deutsche Nasdaq-100 Index(R) or Phoenix-Morgan
 Allocation Series may invest more than 25% of their           Stanley Focus Equity Series.
 assets  in  the  banking  industry.  The  Phoenix-Duff  &
 Phelps Real Estate Securities Series may invest not less      In addition, the Phoenix-Goodwin Money Market Series and
 than 75% of its assets in the real estate industry.           Phoenix-Oakhurst Strategic Allocation Series may invest
 Government securities, municipal bonds and bank               more than 25% of their assets in the banking industry.
 instruments shall not be considered an industry.
                                                               COMMENTARY:
                                                               Each Series, except the Phoenix-Duff & Phelps Real Estate
                                                               Securities, Phoenix-Deutsche Dow 30, Phoenix-Deutsche
                                                               Nasdaq-100 Index(R) or Phoenix-Morgan Stanley Focus
                                                               Equity Series, has a fundamental investment restriction which prohibits the Series from concentrating its investments in any one industry. While the 1940 Act does not define what
                                                               constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of
                                                               a Series' total assets in one or more issuers conducting their principal business activities in the same industry
                                                               (excluding the U.S. Government, its agencies or
                                                               instrumentalities) constitutes concentration. The proposed fundamental investment restriction simply clarifies
                                                               the language used to describe this restriction.

                                                               The Phoenix-Deutsche Dow 30 and Phoenix-Deutsche Nasdaq-100
                                                               Index(R) Series are carved out of the general prohibition
                                                               against concentrating investments in any one industry
                                                               and each of those Series may be concentrated to the extent the index the Series tracks is concentrated in an industry.

------------------------------------------------------------- ----------------------------------------------------------------

------------------------------------------------------------- ----------------------------------------------------------------
                   CURRENT FUNDAMENTAL                                             PROPOSED FUNDAMENTAL
                  INVESTMENT RESTRICTION                                          INVESTMENT RESTRICTION
------------------------------------------------------------- ----------------------------------------------------------------
 PROPOSAL 2(C): ISSUING SENIOR SECURITIES

 The Fund may not issue senior securities.                     A Series may not issue senior securities in contravention
                                                               of the 1940 Act. Activities permitted by SEC exemptive
                                                               orders or staff interpretations shall not be deemed
                                                               prohibited by this restriction.

                                                               COMMENTARY:
                                                               Currently, each Series is prohibited from issuing senior
                                                               securities. Under the proposed restriction, each Series will be prohibited from issuing senior securities in violation of the
                                                               1940 Act but may engage in activities permitted by SEC
                                                               exemptive orders or SEC staff interpretations. Mutual funds are generally prohibited from issuing "senior securities." The
                                                               SEC staff has previously permitted mutual funds to engage
                                                               in certain trading activities, subject to limitations, that could otherwise be viewed as senior securities. The proposed restriction clarifies that each Series is allowed to engage in these activities to the extent permitted by the SEC or its staff. Since the proposed restriction will provide each
                                                               Series with greater flexibility to issue senior securities, each
                                                               Series may be subject to additional costs and risks. For
                                                               example, the costs of engaging in activities which could be viewed as senior securities can reduce a Series' total return. In addition, upon engaging in activities which could be viewed as senior securities, each Series could experience increased risks due to the effects of leveraging.

------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(D): BORROWING MONEY

 The Fund may not borrow money, except as a temporary          A Series may not borrow money, except (i) in amounts not to
 measure where such borrowing would not exceed 25% of the      exceed one third of the value of the Series' total assets
 market value of total assets at the time each such            (including the amount borrowed) from banks, and (ii) up to
 borrowing is made, and except that the Phoenix-Morgan         additional 5% of its total assets from banks or other
 Stanley Focus Equity Series may borrow from banks in an       lenders for temporary purposes. For purposes of this
 amount not to exceed  33-1/3% of its total assets             restriction, (a) investment techniques such as margin
 (including the amount borrowed) in accordance with its        purchases, short sales, forward commitments, and roll
 investment objective and policies. However, the Fund          transactions, (b) investments in instruments such as
 may borrow money for any general purpose from a bank          futures contracts, swaps, and options, and (c) short-term
 provided such borrowing does not exceed 10% of the net        credits extended in connection with trade clearances and
 asset value of the Fund, not considering any such             settlement shall not constitute borrowing.
 borrowings  as  liabilities.  The  Phoenix-Oakhurst
 Strategic Allocation,  Phoenix-Aberdeen International,        COMMENTARY:
 Phoenix-Sanford Bernstein Global Value, Phoenix-Janus         The 1940 Act requires  borrowings to have 300% asset
 Equity  Income,  Phoenix-Janus  Flexible  Income,             coverage (which limits such borrowing to 33-1/3% of the
 Phoenix-Janus  Growth,  Phoenix-Morgan  Stanley Focus         value of a Series' total assets) except for limited amounts
 Equity,  Phoenix-Federated  U.S. Government Bond and          (up to 5%) for temporary purposes. The Series' current
 Phoenix-Aberdeen New Asia Series may borrow money to the      fundamental investment restrictions on borrowing are more
 extent of financial futures transactions and reverse          restrictive, in that many Series have a 25% limit on
 repurchase agreements, provided that such borrowings are      borrowing, and except for 10% of net asset value, may
 limited to 33-1/3% of the value of the total assets of        borrow only as a temporary measure. The proposed borrowing
 the Series.                                                   restriction  imposes the  limitations  currently  imposed on all mutual funds by the 1940 Act. If the
------------------------------------------------------------- ----------------------------------------------------------------

------------------------------------------------------------- ----------------------------------------------------------------
                   CURRENT FUNDAMENTAL                                             PROPOSED FUNDAMENTAL
                  INVESTMENT RESTRICTION                                          INVESTMENT RESTRICTION
------------------------------------------------------------- ----------------------------------------------------------------
                                                               proposal is adopted, each Series will have greater flexibility to leverage the Series' assets in that the Series will have the ability to borrow up to one-third of its total assets from banks for any purposes, and an additional 5% of its total assets for temporary purposes. The proposed restriction also clarifies that certain investments and techniques will not be deemed borrowings.

                                                               Borrowing would exaggerate the effect on a Series' net asset value resulting from any increase or decrease in the market price of securities in such Series' portfolio and, therefore, may increase the volatility of the Series under the proposed
                                                               restriction. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(E): UNDERWRITING

 The Fund may not engage in the underwriting of                A Series may not underwrite the securities issued by other
 securities of other issuers, except to the extent any         persons, except to the extent that, in connection with the
 Series may be deemed an underwriter in selling as part        disposition of portfolio securities, a Series may be deemed
 of an offering registered under the Securities Act of         to be an underwriter under the applicable law.
 1933 securities which it has acquired. The
 Phoenix-Aberdeen International, Phoenix-Sanford               COMMENTARY:
 Bernstein Global Value and Phoenix-Aberdeen New Asia          The proposed restriction with respect to underwriting
 Series will, and the Phoenix-Janus Equity Income,             securities is substantially similar to the current
 Phoenix-Janus Flexible Income and Phoenix-Janus Growth        restriction. However, it clarifies the exception from the
 Series may buy and sell securities outside the United         prohibition.
 States that are not registered with the SEC or marketable
 in the United States.

------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(F): INVESTMENTS IN REAL ESTATE

 The Fund may not purchase real estate or any interest         A Series may not purchase or sell real estate, except that
 therein, except through the purchase of corporate or          a series may (i) acquire or lease office space for its own
 certain government  securities  (including securities         use, (ii) invest in securities of issuers that invest in
 secured by a mortgage or a leasehold interest or other        real estate or  interests  therein,  (iii)  invest in
 interest in real estate). A security issued by a real         mortgage-related securities and other securities that are
 estate or mortgage investment trust is not treated as an      secured by real estate or interests therein, or (iv) hold
 interest in real estate. The Phoenix-Duff & Phelps Real       and sell real estate acquired by the Series as a result of
 Estate  Securities  and the  Phoenix-Federated  U.S.          the ownership of securities.
 Government  Bond  Series  may,  however,  invest in
 mortgage-backed securities.                                   COMMENTARY:
                                                               Under the current restriction, the Series may not
                                                               make investments in real estate or real estate limited
                                                               partnerships, except for interests in real estate investment trusts. In addition, under the current restriction, only
                                                               certain Series may invest in mortgage-backed securities.

                                                               The proposed restriction specifically does not limit
                                                               investments in real estate limited partnerships. The
                                                               proposed restriction would also permit the Series to acquire or lease office space for their own use, although
                                                               it is not anticipated that the Series will do so. The
                                                               proposed
------------------------------------------------------------- ----------------------------------------------------------------

------------------------------------------------------------- ----------------------------------------------------------------
                   CURRENT FUNDAMENTAL                                             PROPOSED FUNDAMENTAL
                  INVESTMENT RESTRICTION                                          INVESTMENT RESTRICTION
------------------------------------------------------------- ----------------------------------------------------------------
                                                               restriction would also permit the Series to hold
                                                               and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a
                                                               company that had gone into bankruptcy). While this is
                                                               considered a remote possibility, the proposed policy
                                                               would provide useful flexibility should such an event occur.
                                                               Each Series would also be able to invest in mortgage-backed securities.

------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(G): LENDING

 The  Fund  may  not  make  loans   other  than  loans  of     A Series may not make  loans,  except  that a Series may (i)
 securities  secured by cash or cash  equivalents  for the     lend  portfolio  securities,   (ii)  enter  into  repurchase
 full value of the  securities;  any interest  earned from     agreements,  (iii)  purchase all or a portion of an issue of
 securities  lending  will  inure  to the  benefit  of the     debt securities,  bank loan  participation  interests,  bank
 Series  which  holds  such   securities.   However,   the     certificates of deposit,  bankers'  acceptances,  debentures
 purchase  of  debt   securities   which  are   ordinarily     or other  securities,  whether or not the  purchase  is made
 purchased by financial  institutions  are not  considered     upon  the  original  issuance  of the  securities,  and (iv)
 the loaning of money.                                         participate  in an  interfund  lending  program  with  other registered investment companies.

                                                               COMMENTARY:
                                                               Under the current restriction on lending, a Series
                                                               is prohibited from lending money, except in connection with the acquisition of debt securities. The proposed restriction provides the Series with greater flexibility in that it
                                                               permits each Series to engage in a broader range of lending activities. Each Series would be permitted to engage in
                                                               securities lending to the extent permitted by SEC policy,
                                                               from time to time. The staff of the SEC currently limits
                                                               loans of a Series' securities to one-third of the
                                                               Series' assets, including any collateral received from the loan, provided that loans are 100% collateralized by
                                                               cash or cash equivalents. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, under the proposed restriction, the
                                                               Series would be able to take advantage of that increased
                                                               flexibility. The main risk in lending securities, as
                                                               with other extensions of credit, is the possibility that
                                                               the borrower may fail to honor its obligations, causing a loss for the Series. The proposed restriction will also permit each
                                                               Series to participate in an interfund lending program with other registered investment companies, although such a
                                                               program is not currently being contemplated for any Series.
                                                               The current restriction does not allow for interfund
                                                               lending.

------------------------------------------------------------- ----------------------------------------------------------------

------------------------------------------------------------- ----------------------------------------------------------------
                   CURRENT FUNDAMENTAL                                             PROPOSED FUNDAMENTAL
                  INVESTMENT RESTRICTION                                          INVESTMENT RESTRICTION
------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(H):  INVESTMENTS IN COMMODITIES  AND COMMODITY
 CONTRACTS AND OPTIONS

 The Fund may not invest in commodities or in commodity        A Series may not purchase or sell commodities or commodity
 contracts or in options provided, however, that it may        contracts, except a Series may purchase and sell
 write covered call option  contracts;  and provided           derivatives (including, but not limited to, options,
 further, that the Phoenix-Oakhurst Strategic Allocation,      futures contracts and options on futures contracts) whose
 Phoenix-Oakhurst Balanced, Phoenix-Hollister Value            value is tied to the value of a financial index or a
 Equity, Phoenix-Oakhurst Growth and Income,                   financial instrument or other asset (including, but not
 Phoenix-Janus Equity Income, Phoenix-Janus Flexible           limited to, securities indices, interest rates, securities,
 Income, Phoenix-Janus Growth,  Phoenix-Morgan Stanley         currencies and physical commodities).
 Focus Equity, Phoenix-Federated U.S. Government Bond and
 Phoenix-Seneca Mid-Cap Growth Series may enter into           COMMENTARY:
 financial futures contracts to purchase and sell debt         The current restriction prohibits the Series from investing
 obligations  and may buy call and put options on              in commodities or commodity contracts, and some of the
 securities and stock market indexes; and provided             Series from investing in options (other than covered call
 further, that the Phoenix-Aberdeen International,             options). The restriction permits some Series to enter
 Phoenix-Sanford Bernstein Global Value, Phoenix-Janus         into financial futures contracts (and, in some cases,
 Equity  Income, Phoenix-Janus Flexible Income,                related options transactions), buy puts and calls on
 Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus            securities and stock market indexes, enter into foreign
 Equity and Phoenix-Aberdeen New Asia Series may purchase      currency and foreign currency options transactions, and/or
 call and put options on securities, engage in financial       write secured put options.
 futures contracts and related options transactions,
 write secured put options, and enter into foreign             The proposed restriction, while continuing to prohibit the
 currency and foreign currency options transactions.           purchase of physical commodities, permits each Series to
                                                               purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other
                                                               asset, and allows  investments for both hedging and
                                                               non-hedging  purposes. These derivatives include, for
                                                               example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as
                                                               forward commitments and swaps, might also be deemed to be
                                                               commodity contracts. Such strategies are generally
                                                               accepted under modern portfolio management and are regularly used by many mutual funds and other institutional
                                                               investors. The proposed restriction also permits each
                                                               Series to enter into foreign currency transactions, in
                                                               accordance with its investment objective and
                                                               strategies.

                                                               While several of the Series may already make investments
                                                               in derivatives, the proposed restriction would expand the
                                                               types of derivatives in which those Series may invest and
                                                               would allow Series which could not previously invest in
                                                               derivatives to invest in derivatives for the first time.
                                                               To the extent a Series invests in these derivative instruments, the Series will be subject to certain risks. These risks
                                                               include possible default by the other party to the transaction, illiquidity, and to the extent the Series' view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a
                                                               Series, force the sale or purchase of securities at
                                                               inopportune times or for prices other than current market
                                                               values, limit the amount of appreciation a Series can
                                                               realize
------------------------------------------------------------- ----------------------------------------------------------------

------------------------------------------------------------- ----------------------------------------------------------------
                   CURRENT FUNDAMENTAL                                             PROPOSED FUNDAMENTAL
                  INVESTMENT RESTRICTION                                          INVESTMENT RESTRICTION
------------------------------------------------------------- ----------------------------------------------------------------
                                                               on its investments or cause a Series to hold a security
                                                               it might otherwise sell. The use of currency transactions can result in a Series' incurring losses as a result of a number of factors including the imposition of exchange controls,
                                                               suspension of settlements, or the inability to deliver or
                                                               receive a specified currency. The ability of each Series to engage in futures contracts and options on futures will be or remain subject to applicable rules of the Commodity Futures
                                                               Trading Commission ("CFTC"). Under current CFTC rules, a Series would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

                                                               It is not currently anticipated that any Series will
                                                               change its current practices with respect to investments in derivatives; these practices will be described in the Fund's current prospectus and statement of additional information in effect from time to time. You should consult the Fund's
                                                               prospectus and statement of additional information for
                                                               additional information about the potential risks of a
                                                               Series' investments in derivatives.
------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(I): ILLIQUID SECURITIES

 The Fund may not invest in illiquid securities in an          None.
 amount greater than 15% of the net asset value of any
 Series' portfolio at the time any such investment is          COMMENTARY:
 made.                                                         If this Proposal 2(I) is approved, this restriction will be eliminated. Each Series' ability to invest in illiquid
                                                               securities would still be subject to applicable regulatory limitations. The SEC's current policy is that funds that
                                                               are not money market funds may not invest more than 15% of their net assets in illiquid securities. Illiquid
                                                               securities are generally regarded as securities which may
                                                               not be sold or disposed of within seven days in the
                                                               ordinary course of business at approximately the price at
                                                               which a Series has valued them. This restriction was based on the requirements formerly imposed by state "blue sky"
                                                               regulators as a condition to registration. As a result of
                                                               NSMIA, this restriction is no longer required to be a
                                                               fundamental investment restriction.

------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(J): PURCHASES ON MARGIN

 The Fund may not purchase securities on margin, except        None.
 for short-term credits as may be necessary for the
 clearance of purchases or sales of securities, or to          COMMENTARY:
 effect a short sale of any security. (The deposit of          If this Proposal 2(J) is approved, this restriction will be
 "maintenance  margin" in connection with financial            eliminated. This restriction was based on the requirements
 options futures and swap contracts is not considered the      formerly imposed by state "blue sky" regulators as a
 purchase of a security on margin.)                            condition to registration. As a result of NSMIA, this
                                                               restriction is no longer required.

------------------------------------------------------------- ----------------------------------------------------------------

------------------------------------------------------------- ----------------------------------------------------------------
                   CURRENT FUNDAMENTAL                                             PROPOSED FUNDAMENTAL
                  INVESTMENT RESTRICTION                                          INVESTMENT RESTRICTION
------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(K): INVESTMENTS FOR CONTROL

 The Fund may not invest for the purpose of exercising         None.
 control over or management of any company.
                                                               COMMENTARY:
                                                               If this Proposal 2(K) is approved, this restriction
                                                               will be eliminated. This restriction was based on the
                                                               requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. However, the Phoenix-Goodwin
                                                               Money Market Series would generally be prohibited under
                                                               the 1940 Act from investing in companies for the purpose of exercising control.

------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(L): REPURCHASE AGREEMENTS

 The Fund may not enter into repurchase  agreements  which     None.
 would  cause  more  than 10%  (15%  with  respect  to the
 Phoenix-Federated  U.S.  Government  Bond,  Phoenix-Janus     COMMENTARY:
 Equity Income, Phoenix-Janus Flexible Income,                 If this Proposal 2(L) is approved, this restriction will be
 Phoenix-Janus Growth, Phoenix-Engemann Small & Mid-Cap        eliminated. This restriction based on the requirements
 Growth and Phoenix-Morgan Stanley Focus Equity Series)        formerly imposed by state "blue sky" regulators as a
 of any Series' net assets (taken at market value) to be       condition to registration. As a result of NSMIA, this
 subject to repurchase agreements maturing in more than 7      restriction is no longer required.
 days.

------------------------------------------------------------- ----------------------------------------------------------------

 PROPOSAL 2(M): INVESTMENT COMPANY SECURITIES

 The Fund may not, unless received as a dividend or as a       None.
 result of an offer of exchange approved by the SEC or of
 a plan of reorganization, purchase or otherwise acquire       COMMENTARY:
 any security issued by an investment company if the           If this Proposal 2(M) is approved, this restriction will be
 Series would immediately thereafter own (a) more than 3%      eliminated. This restriction was based on the requirements
 of the outstanding  voting stock of the investment            formerly imposed by state "blue sky" regulators as a
 company, (b) securities of the investment company having      condition to registration. As a result of NSMIA, this
 an aggregate value in excess of 5% of the Series' total       restriction is no longer required. However, each Series
 assets, (c) securities of investment companies having an      would remain subject to the limitations on investments in
 aggregate value in excess of 10% of the Series' total         other investment companies imposed on all mutual funds
 assets or (d) together with investment companies having       under the 1940 Act, which are currently similar to the
 the same investment advisor as the Fund (and companies        limitations imposed by the existing restriction.
 controlled by such investment companies), more than 10%
 of the outstanding  voting stock of any registered
 closed-end  investment  company,  except  that  the
 Phoenix-Federated U.S. Government Bond Series may invest
 without  limit in the  securities  of money market
 investment companies, including affiliated investment
 companies.

------------------------------------------------------------- ----------------------------------------------------------------

        To the extent the shareholders of each Series approve each part of this Proposal 2, each change approved will be considered approval of the shareholders to amend Article III, Section 3.1 ("Investment Restrictions") of the

Fund's Declaration of Trust to reflect such approved changes. These amendments will be unnecessary to the extent shareholders approve the amendment to the Declaration of Trust proposed below.

           THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH PART OF THIS
                    PROPOSAL 2 THAT APPLIES TO YOUR SERIES.


                                   PROPOSAL 3
                                   ----------

             APPROVE AN AMENDMENT TO THE FUND'S DECLARATION OF TRUST THAT WOULD REMOVE THE PROVISIONS REGARDING FUNDAMENTAL
              INVESTMENT RESTRICTIONS FROM THE DECLARATION OF TRUST

         The Fund is a Massachusetts business trust operating as an investment company. As a result, the Fund is subject to Massachusetts state law as well as the federal securities laws. Under the 1940 Act, the Fund is required to have certain fundamental investment restrictions that are changeable only by a vote of shareholders. However, these fundamental investment restrictions are not required by state or federal law to appear in the Fund's Declaration of Trust, as they currently do in Article III, Section 3.1. In light of the opportunity afforded by this Special Meeting, the Board has concluded that it would be in the best interests of all of the Series of the Fund to amend the Declaration of Trust to remove Article III, Section 3.1 of the Declaration of Trust.

         Under the 1940 Act, a fundamental investment restriction may changed only by the affirmative vote of a majority of the outstanding voting securities of each affected series. The 1940 Act defines the majority of the outstanding voting shares of a Series as the lesser of (i) the vote of the holders of 67% or more of the outstanding voting shares of the Series present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of that Series are present in person or by proxy, or (ii) the vote of the holders of more than 50% of the outstanding voting shares of the Series. The Declaration of Trust provides that amendments to the Declaration of Trust require the vote of a majority of the shares entitled to vote. As a practical matter, since Phoenix will vote all outstanding shares attributable to Contractowners in accordance with instructions received, this difference is not expected to materially affect your rights as a shareholder. You will continue to have the right to vote on any proposed amendments to your Series' fundamental investment restrictions as is required under the 1940 Act.

         If this Proposal 3 is approved, the Declaration of Trust will be amended to remove Article III, Section 3.1. Article III, Sections 3.2, 3.3 and
3.4 will also be renumbered and cross-references will be amended as necessary throughout the Declaration of Trust. If this Proposal 3 is not approved, Article III, Section 3.1 of the Declaration of Trust will remain part of the Declaration of Trust, but will be amended to the extent the shareholders approve any or all of the parts of Proposal 2, as indicated above.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 3.

                                   PROPOSAL 4
                                   ----------

   APPROVE THE FUND'S RELIANCE ON "MANAGER OF MANAGERS" RELIEF UNDER WHICH THE FUND'S INVESTMENT ADVISORS, SUBJECT TO THE APPROVAL OF THE BOARD, MAY, AMONG
     OTHER THINGS, APPOINT, REPLACE OR TERMINATE SUBADVISORS RECOMMENDED BY EACH SERIES' INVESTMENT ADVISOR OR ENTER INTO OR MATERIALLY AMEND EXISTING
              SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

         Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. The SEC has also interpreted this requirement to apply to the appointment of subadvisors for a fund or series. In practice, this requirement means that shareholder approval is required when: (i) an investment advisor selects new or additional subadvisors for a series; (ii) a fund enters into or materially amends an existing subadvisory agreement; or (iii) a fund terminates or replaces a subadvisor, including as a result of an assignment. The SEC has often granted conditional exemptions from the shareholder approval requirements in instances where the investment advisor to an investment company is responsible, subject to Board approval, for employing subadvisors and continuously evaluating and monitoring those subadvisors.

         The Fund currently employs a "manager of managers" structure for those Series advised by Phoenix Variable Advisors, Inc. ("PVA"). Under this structure, the primary responsibility for management of the Series - including, in particular, the selection and supervision of the subadvisors - is vested in PVA, subject to general oversight and approval by the Board. Thus, PVA (1) sets the Series' overall investment strategies; (2) evaluates, selects, and recommends to the Board a subadvisor or subadvisors needed to manage all or part of the assets within the Series; (3) monitors and evaluates the subadvisors' investment programs and results as well as the performance of subadvisors relative to the applicable benchmark indices; and (4) reviews the Series' compliance with its investment objectives, policies and restrictions. The subadvisors selected provide day-to-day portfolio management services for the Series, and are responsible for the purchase, retention, and sale of the securities for the Series, subject to general supervision of the investment advisor and the Board. PVA also recommends to the Board whether a subadvisory agreement should be renewed, modified or terminated.

         The Fund and PVA have applied to the SEC for the exemptive relief described above on behalf of each current and future Series that employs the manager of managers structure. That application is now awaiting SEC review. The relief, when and if granted, will only be utilized by PVA (and its affiliates that serve as investment advisors to the Fund) (the "Advisor") with respect to the Fund's unaffiliated subadvisors. Implementation of this relief requires the initial approval of shareholders of each Series, as sought in this Proposal 4.

         If this Proposal 4 is approved by the shareholders and the SEC grants the requested exemption, the Advisor, with the approval of the Board, will be able to appoint additional or replacement subadvisors, terminate subadvisors, rehire existing subadvisors whose agreements have been assigned (and thus automatically terminated) and enter into or materially amend subadvisory agreements without the need to obtain further shareholder approval.

         The Board believes that it is appropriate and in the best interests of each Series' shareholders to provide the Advisor and the Board with maximum flexibility to recommend, supervise and evaluate subadvisors without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow each Series to operate more efficiently. Currently, to appoint a subadvisor or to materially amend a subadvisory agreement, the Fund must call and hold a shareholder meeting of each affected Series, create and distribute proxy materials, and solicit proxy votes from the Series' shareholders. This process is time-consuming and costly, and the costs may be borne entirely by the respective Series with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, the Advisor and the Fund would be able to act more quickly and with less expense, to appoint a subadvisor when the Board and the Advisor believe that the appointment would benefit the Series.

         Of course, you should carefully weigh these cost savings and other benefits against the need for shareholder scrutiny of proposed subadvisory agreements with additional or replacement subadvisors or proposed changes in existing subadvisory agreements.

         If the SEC grants the exemption, the Advisor, with the approval of the Board, would have the same authority and flexibility with respect to subadvisors that they have for their own internal portfolio managers; namely that the Advisor can continually monitor their performance and replace them if the Advisor, with the approval of the Board, believes such action is appropriate (for example, if performance is not satisfactory). Under the manager of managers structure, the Advisor will continue to monitor the performance of each subadvisor and may from time to time recommend that the Board add, replace or terminate one or more subadvisors or appoint additional subadvisors, depending on the Advisor's assessment of what combination of subadvisors it believes will optimize a Series' chances of achieving its investment objectives.

         By investing in the Series, shareholders, in effect, hire the Advisor to manage the Series' assets directly or to hire an external subadvisor under the Advisor's supervision. Accordingly, the Board believes that shareholders expect that the Advisor and the Board take responsibility for overseeing the Fund's subadvisors and for recommending their hiring, termination, and replacement.

         Thus, in light of the Fund's contractual arrangements under which the Advisor has been engaged as investment advisor to various Series and the subadvisors have been engaged as subadvisors to various Series, and in light of the Advisor's experience in recommending and monitoring subadvisors, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of subadvisors to be conducted by the Advisor. The Board also believes that this approach would be consistent with shareholders' expectations that the Advisor will use its expertise to recommend to the Board qualified candidates to serve as subadvisors.

         The Board will continue to provide oversight of the subadvisor selection and engagement process. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and consider for approval all new or amended subadvisory agreements. In addition, under the 1940 Act and the terms of the subadvisory agreements, the Board, including a majority of the Disinterested Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing, or amending a subadvisory agreement, the Advisor and the subadvisors have a legal duty to provide to the Board information on pertinent factors.

         Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Series to the Advisor. When engaging subadvisors and entering into and amending subadvisory agreements, the Advisor has negotiated and will continue to negotiate fees with these subadvisors. Because these fees are paid by the Advisor, and not directly by each Series, any fee reduction negotiated by the Advisor may benefit the Advisor and any increase will be a detriment to the Advisor. The fees paid to the Advisor by the Series and the fees paid to subadvisors by the Advisor are considered by the Board in approving and renewing the advisory and subadvisory agreements. Any increase in fees paid by a Series to the Advisor would continue to require shareholder approval. In any event, if shareholders approve this Proposal 4, the Advisor, pursuant to the Fund's investment advisory agreements and other agreements, will continue to provide the same level of management and administrative services to the Series as it is currently providing.

         In summary, even in the absence of shareholder approval, any proposal to add or replace subadvisors would receive careful review. First, each Series' Advisor would assess the Series' needs and, if it believed additional or replacement subadvisors could benefit a Series, it would systematically search the relevant universe of available investment managers. Second, any recommendation made by the Advisor would have to be approved by a majority of the Trustees, including a majority of the Disinterested Trustees. Third, any selections of additional subadvisors or replacement subadvisors would have to comply with conditions contained in the SEC's exemptive order, when and if such an order is issued. Finally, the Board would not be able to replace the Advisor for a Series without obtaining shareholder approval of the new investment advisor.

         There can be no assurances that the SEC will eventually approve the application for an exemptive order. If shareholders of each Series approve this Proposal 4 but the SEC does not grant the requested exemption, a shareholder meeting will need to be held each time a subadvisor needs to be approved or re-approved. However, the Fund and PVA will use their best efforts to obtain an exemption.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 4.


                                   PROPOSAL 5
                                   ----------

                     APPROVE THE AMENDMENT OF THE INVESTMENT
               OBJECTIVE OF THE PHOENIX-JANUS EQUITY INCOME SERIES

         Janus Capital Corporation ("Janus"), subadvisor to the Phoenix-Janus Equity Income Series, recently proposed changing the investment objective of the Phoenix-Janus Equity Income Series in order to reorient the Series to focus solely on seeking long-term growth of capital.

         The current investment objective of the Phoenix-Janus Equity Income Series is "to seek current income and long-term growth of capital." Janus has proposed that the Series' investment objective be changed to eliminate the current income requirement. The proposed investment objective of the Series would be "to seek long-term growth of capital."

         Janus has informed the Board that the universe of dividend-paying stocks has been shrinking for years. More and more companies are deploying their free cash flow in ways other than distributing dividends. With fewer dividend-paying companies to choose from, the Series' portfolio manager believes that it is in the series' best interest to eliminate current income as an element of the Series' investment objective. Janus states that the Series' investment approach - investing in solid, cornerstone companies that have upside potential while providing an appropriate level of downside protection - and its low tolerance for risk will remain the same.

         If this Proposal 5 is approved, the Series' investment strategies will also be changed. The Series currently invests at least 65% of its assets in income producing equity securities, emphasizing investments in stock of companies with growth potential. If the investment objective is changed, the Series will invest at least 80% of its assets in equity securities selected for their growth potential, rather than for their income. This change should expand the Series' selection of securities presenting attractive growth opportunities. None of the changes to the Series' investment strategies is expected to materially change the Series' risk factors.

         At a Board meeting held August 28, 2001, the Board considered Janus' proposal and determined that Janus' proposal should be submitted to shareholders. If shareholders do not approve this Proposal 5, the Board will need to discuss with Janus whether it will continue to serve as the Series' subadvisor despite the fact that the proposed change to the Series' investment objective was not adopted.

         If shareholders approve the change to the Series' investment objective, the Series' name will be changed from "Phoenix-Janus Equity Income Series" to "Phoenix-Janus Core Equity Series" to reflect the new investment objectives and investment strategies.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE PHOENIX-JANUS EQUITY INCOME
                       SERIES VOTE "FOR" THIS PROPOSAL 5.


                                   PROPOSAL 6
                                   ----------

                          TRANSACT SUCH OTHER BUSINESS
                    THAT MAY PROPERLY COME BEFORE THE MEETING
                   OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF

         As of the date of this Proxy Statement, management of the Fund knows of no other business to be presented at the Special Meeting. However, if other matters should be properly presented, the persons named on the enclosed Voting Instructions Card(s) will vote in accordance with their judgment on such matters.


                               VOTING INFORMATION

         The presence at the meeting, in person or by proxy, of shareholders representing a majority of the shares outstanding and entitled to vote on a matter, determined on a Series by Series basis for votes that are by Series, constitutes a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with respect to a proposal.

         VOTES NECESSARY TO APPROVE PROPOSAL 1. Proposal 1 has two parts. Each part requires a different level of approval. Approval of Proposal 1 (Part 1), to fix at nine the number of Trustees, requires the affirmative vote of a majority of the shares voted, at a meeting at which a quorum is present. Approval of Proposal 1 (Part 2), to elect that number of Trustees, requires the affirmative vote of a plurality of the shares voted, at a meeting at which a quorum is present. All shares of all Series shall vote together as a single class with respect to both parts of Proposal 1. Because the approval of Proposal 1 will be decided by the number of votes cast, rather than the number of shares present, abstentions will have no affect on the outcome of this proposal.

         VOTES NECESSARY TO APPROVE PROPOSALS 2 AND 3. Approval of Proposal 2, to approve the changes relating to a Series' fundamental investment restrictions, and Proposal 3, to amend the Declaration of Trust, requires the affirmative vote of a majority of the shares entitled to vote. The shares of each Series will be counted separately on a Series by Series basis with respect to Proposal 2. All shares of all Series shall vote together as a single class with respect to Proposal 3. Because the approval of Proposals 2 and 3 will be decided by a majority of the shares entitled to vote, abstentions will have the effect of a vote against Proposals 2 and 3.

         VOTES NECESSARY TO APPROVE PROPOSAL 4. The affirmative vote of the holders of a majority of the outstanding voting shares (as defined in the 1940
Act) of each Series is required to approve the authorization of changes to sub-advisory arrangements without shareholder approval (Proposal 4). The shares of each Series will be counted separately on a Series by Series basis. The 1940 Act defines the majority of the outstanding voting shares of a Series as the lesser of (i) the vote of the holders of 67% or more of the outstanding voting shares of the Series present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of that Series are present in person or by proxy, or (ii) the vote of the holders of more than 50% of the outstanding voting shares of the Series. Because abstentions will be counted as shares present at the Special Meeting, abstentions will have the effect of a vote against Proposal 4.

         VOTES NECESSARY TO APPROVE PROPOSAL 5. The affirmative vote of the holders of a majority of the outstanding voting shares (as defined in the 1940
Act) of the Phoenix-Janus Equity Income Series is required to approve the change to that Series' investment objective (Proposal 5). The 1940 Act defines the majority of the outstanding voting shares of a Series as the lesser of (i) the vote of the holders of 67% or more of the outstanding voting shares of the Series present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of that Series are present in person or by proxy, or
(ii) the vote of the holders of more than 50% of the outstanding voting shares of the Series. Because abstentions will be counted as shares present at the Special Meeting, abstentions will have the effect of a vote against Proposal 5.

         ADJOURNMENTS. If the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Special Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Special Meeting.


                               GENERAL INFORMATION

         EXECUTIVE OFFICERS OF THE FUND. The following table provides information with respect to the executive officers of the Fund. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board.

------------------------------------- ------------------------------ -----------------------------------------------------
                                          POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
       NAME, ADDRESS AND AGE                    THE FUND
------------------------------------- ------------------------------ -----------------------------------------------------
Simon Y. Tan                          President since 1999           Various positions with Phoenix Life Insurance
One American Row                                                     Company, including Executive Vice President
Hartford, CT  06102                                                  (1982-present); Director, Phoenix-Aberdeen
Birth date:  2/17/52                                                 International Advisors, LLC (1996-present);
                                                                     Director and President, Phoenix Variable Advisors,
                                                                     Inc. (1999-present).
------------------------------------- ------------------------------ -----------------------------------------------------
J. Roger Engemann                     Senior Vice President          President and Director, Roger Engemann &
600 North Rosemead Blvd.              since 1999                     Associates, Inc. (1969-present); President and
Pasadena, CA  91107                                                  Director, Pasadena Capital Corporation
Birth date:  10/7/40                                                 (1988-present) and Roger Engemann Management Co.,
                                                                     Inc. (1985-present); Chairman, President and
                                                                     Trustee, Phoenix-Engemann Funds (1986-present);
                                                                     Managing Director, Phoenix Investment Counsel, Inc.
                                                                     (1998-2001); Senior Vice President, Phoenix Series
                                                                     Fund (1998-present); Senior Vice President, Phoenix
                                                                     Strategic Equity Series Fund (1998-2001).
------------------------------------- ------------------------------ -----------------------------------------------------
Michael J. Gilotti                    Executive Vice President       Senior Vice President, Phoenix Life Insurance
One American Row                      since 1999                     Company (1999-present); Director, Phoenix- Variable
Hartford, CT  06102                                                  Advisors, Inc. (2000-present); Vice President, Bank
Birth date:  5/25/47                                                 and Broker/Dealer Markers, Aetna Retirement
                                                                     Services (1994-1999).
------------------------------------- ------------------------------ -----------------------------------------------------
Michael E. Haylon                     Executive Vice President       Director and Executive Vice President, Investments,
56 Prospect Street                    since 1993                     Phoenix Investment Partners, Ltd. (1995-present);
Hartford, CT  06115                                                  Director (1994-present) and President
Birth date:  12/18/57                                                (1995-present), Phoenix Investment Counsel, Inc.;
                                                                     Director, Phoenix Equity Planning Corp. (1995-present);
                                                                     President, PXP Securities Corp. (June 2000-present);
                                                                     Executive Vice President, Duff & Phelps Investment
                                                                     Management Co. (1996-present); Executive Vice
                                                                     President, Phoenix/Zweig Advisors LLC and Euclid
                                                                     Advisors LLC (1999-present); Director, Phoenix-Aberdeen
                                                                     International Advisors, LLC (1996-present);
                                                                     Executive Vice President, Phoenix Funds (1993-present),
                                                                     Phoenix-Aberdeen Series Fund (1996-present), and
                                                                     Phoenix-Seneca Funds (2000-present); Executive
                                                                     Vice President (1997-present), Vice President
                                                                     (1996-1997), Phoenix-Duff & Phelps Institutional
                                                                     Mutual Funds.
------------------------------------- ------------------------------ -----------------------------------------------------

------------------------------------- ------------------------------ -----------------------------------------------------
                                          POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
       NAME, ADDRESS AND AGE                    THE FUND
------------------------------------- ------------------------------ -----------------------------------------------------
Gail P. Seneca                        Senior Vice President          President, Chief Executive Officer and Chief
909 Montgomery Street                 since 1999                     Investment Officer, Seneca Capital Management LLC
San Francisco, CA  94133                                             (1996-present); Managing Director, Equities,
Birth date:  3/7/53                                                  Phoenix Investment Counsel, Inc. (1998-present);
                                                                     President and Trustee, Phoenix-Seneca Funds
                                                                     (1996-present); Managing General Partner and
                                                                     Chief Executive Officer and Chief Investment
                                                                     Officer, GMC/Seneca Capital Management LP
                                                                     (1989-present); Senior Vice President, Phoenix
                                                                     Multi-Portfolio Fund (1998-present), Phoenix
                                                                     Duff & Phelps Institutional Mutual Funds
                                                                     (1999-present), and Phoenix Strategic Equity
                                                                     Series Fund (1998-present); General Partner,
                                                                     Genesis Merchant Group LP (1990-1996); President,
                                                                     GenCap, Inc. (1994-present).
------------------------------------- ------------------------------ -----------------------------------------------------
James D. Wehr                         Senior Vice President          Senior Vice President, Fixed Income (1998-present),
56 Prospect Street                    since 1997                     Managing Director (1996-1998), Fixed Income, Vice
Hartford, CT 06103                                                   President (1991-1996), Phoenix Investment Counsel,
Birth date: 5/17/57                                                  Inc.; Senior Vice President (1997-present), Vice
                                                                     President (1988-1997), Phoenix Multi-Portfolio
                                                                     Fund; Senior Vice President (1997-present), Vice
                                                                     President (1990-1997), Phoenix Series Fund;
                                                                     Senior Vice President (1997-present), Vice President
                                                                     (1993-1997), Phoenix-Goodwin California Tax Exempt
                                                                     Bond Fund; and Senior Vice President (1997-present),
                                                                     Vice President (1996-1997), Phoenix Duff & Phelps
                                                                     Institutional Mutual Funds. Senior Vice President
                                                                     (1997-present), Phoenix-Goodwin Multi-Sector Fixed
                                                                     Income Fund, Phoenix-Goodwin Multi-Sector Short Term
                                                                     Bond Fund, Phoenix-Oakhurst Income & Growth Fund
                                                                     and Phoenix-Oakhurst Strategic Allocation Fund.
                                                                     Senior Vice President and Chief Investment Officer,
                                                                     Duff & Phelps Utilities Tax Free Income, Inc.
                                                                     (1997-present).
------------------------------------- ------------------------------ -----------------------------------------------------

------------------------------------- ------------------------------ -----------------------------------------------------
                                          POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
       NAME, ADDRESS AND AGE                    THE FUND
------------------------------------- ------------------------------ -----------------------------------------------------
Hugh Young                            Senior Vice President          Senior Vice President, Phoenix-Aberdeen Series Fund
Aberdeen Asset Managers LTD           since 1997                     (1996-present); Director, Phoenix-Aberdeen
88A Circular Road                                                    International Advisors, LLC; Far East Investment
Singapore 049439                                                     Director, Aberdeen Asset Management Asia Limited
Birth date: 5/21/58                                                  (1988-present); Managing Director, Aberdeen Asset
                                                                     Management Asia Limited (1992-present); Director,
                                                                     Abtrust Asian Smaller Companies Investment Trust plc
                                                                     (1995-present); Abtrust New Dawn Investment Trust plc
                                                                     (1989-present); Abtrust Emerging Asia Investment
                                                                     Trust Limited (1990-present); JF Philippine Fund Inc.
                                                                     and Apollo Tiger.
------------------------------------- ------------------------------ -----------------------------------------------------


                                SERVICE PROVIDERS

         INVESTMENT ADVISORS. The following is a list of the Fund's investment advisors and subadvisors and their addresses:

---------------------------------------------------------- ---------------------------------------------------------------
NAME AND ADDRESS OF ADVISOR                                SERIES
---------------------------------------------------------- ---------------------------------------------------------------

Phoenix Investment Counsel, Inc.                           Phoenix-Aberdeen International Series
56 Prospect Street                                         Phoenix-Engemann Capital Growth Series
Hartford, CT 06115-0480                                    Phoenix-Engemann Nifty Fifty Series
                                                           Phoenix-Engemann Small & Mid-Cap Growth Series
                                                           Phoenix-Goodwin Money Market Series
                                                           Phoenix-Goodwin Multi-Sector Fixed Income Series
                                                           Phoenix-Hollister Value Equity Series
                                                           Phoenix-Oakhurst Balanced Series
                                                           Phoenix-Oakhurst Growth and Income Series
                                                           Phoenix-Oakhurst Strategic Allocation Series
                                                           Phoenix-Seneca Mid-Cap Growth Series
                                                           Phoenix-Seneca Strategic Theme Series

---------------------------------------------------------- ---------------------------------------------------------------

Phoenix Variable Advisors, Inc.                            Phoenix-Deutsche Dow 30 Series
One American Row                                           Phoenix-Deutsche Nasdaq-100 Index(R) Series
Hartford, CT 06102-5056                                    Phoenix-Federated U.S. Government Bond Series
                                                           Phoenix-J.P. Morgan Research Enhanced Index Series
                                                           Phoenix-Janus Equity Income Series
                                                           Phoenix-Janus Flexible Income Series
                                                           Phoenix-Janus Growth Series
                                                           Phoenix-Morgan Stanley Focus Equity Series
                                                           Phoenix-Sanford Bernstein Global Value Series
                                                           Phoenix-Sanford Bernstein Mid-Cap Value Series
                                                           Phoenix-Sanford Bernstein Small Cap Value Series

---------------------------------------------------------- ---------------------------------------------------------------

---------------------------------------------------------- ---------------------------------------------------------------
NAME AND ADDRESS OF ADVISOR                                SERIES
---------------------------------------------------------- ---------------------------------------------------------------

Phoenix-Aberdeen International Advisors, LLC               Phoenix-Aberdeen New Asia Series
56 Prospect Street
Hartford, CT 06115

---------------------------------------------------------- ---------------------------------------------------------------

Duff & Phelps Investment Management Co.                    Phoenix-Duff & Phelps Real Estate Securities Series
55 East Monroe Street
Suite 3600
Chicago, IL 60603

---------------------------------------------------------- ---------------------------------------------------------------

Aberdeen Fund Managers, Inc.                               Phoenix-Aberdeen International Series
300 S.E. 2nd Street                                        Phoenix-Aberdeen New Asia Series
Suite 820
Fort Lauderdale, FL 33304

---------------------------------------------------------- ---------------------------------------------------------------

Alliance Capital Management L.P.                           Phoenix-Sanford Bernstein Global Value Series
Bernstein Investment Research and Management               Phoenix-Sanford Bernstein Mid-Cap Value Series
    Unit                                                   Phoenix-Sanford Bernstein Small Cap Value Series
1345 Avenue of the Americas
New York, NY 10105

---------------------------------------------------------- ---------------------------------------------------------------

Deutsche Asset Management, Inc.                            Phoenix-Deutsche Dow 30 Series
130 Liberty Street                                         Phoenix-Deutsche Nasdaq-100 Index(R) Series
New York, NY 10006

---------------------------------------------------------- ---------------------------------------------------------------

Federated Investment Management Company                    Phoenix-Federated U.S. Government Bond Series
1001 Liberty Avenue
Pittsburgh, PA 15222

---------------------------------------------------------- ---------------------------------------------------------------

J.P. Morgan Investment Management, Inc.                    Phoenix-J.P. Morgan Research Enhanced Index Series
522 Fifth Avenue
New York, NY 10036

---------------------------------------------------------- ---------------------------------------------------------------

Janus Capital Corporation                                  Phoenix-Janus Equity Income Series
100 Fillmore Street                                        Phoenix-Janus Flexible Income Series
Denver, CO 80206                                           Phoenix-Janus Growth Series

---------------------------------------------------------- ---------------------------------------------------------------

Morgan Stanley Asset Management                            Phoenix-Morgan Stanley Focus Equity Series
1221 Avenue of the Americas
New York, NY 10020

---------------------------------------------------------- ---------------------------------------------------------------

---------------------------------------------------------- ---------------------------------------------------------------
NAME AND ADDRESS OF ADVISOR                                SERIES
---------------------------------------------------------- ---------------------------------------------------------------

Roger Engemann & Associates, Inc.                          Phoenix-Engemann Capital Growth Series
600 North Rosemead Blvd.                                   Phoenix-Engemann Nifty Fifty Series
Pasadena, CA 91107-2101                                    Phoenix-Engemann Small & Mid-Cap Growth Series

---------------------------------------------------------- ---------------------------------------------------------------

Seneca Capital Management LLC                              Phoenix-Seneca Mid-Cap Growth Series
909 Montgomery Street                                      Phoenix-Seneca Strategic Theme Series
San Francisco, CA 94133

---------------------------------------------------------- ---------------------------------------------------------------


         Since the beginning of the fiscal year ended December 31, 2000, no Trustee has engaged in transactions involving the purchase or sale of securities of the investment advisors and subadvisors of the Series, or their parents or subsidiaries, that amounted to more than 1% of any investment advisors and subadvisors of the Series, or their parents or subsidiaries.

         ADMINISTRATOR. Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, CT 06083-2200, provides bookkeeping, pricing and administrative services for the Fund.

         INDEPENDENT ACCOUNTANTS. The Board, upon the recommendation of the Audit Committee, has selected PricewaterhouseCoopers, LLP ("PwC"), 160 Federal Street, Boston, Massachusetts 02110, independent accountants, to audit the financial statements of the Fund for the fiscal year ending December 31, 2001. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time. PwC is responsible for auditing the annual financial statements of each Series.

         Audit services performed by PwC during the most recent fiscal year included the audit of the financial statements of each Series. During the fiscal year ended December 31, 2000, the fees for services rendered to the Fund by PwC were:

        ----------------- --------------------------------- -------------------
                            FINANCIAL INFORMATION SYSTEMS
          AUDIT FEES        DESIGN AND IMPLEMENTATION FEES     ALL OTHER FEES*
          ----------        ------------------------------     ---------------
        ----------------- --------------------------------- -------------------

        ----------------- --------------------------------- -------------------

         * This amount includes fees for services rendered by PwC to the Fund and all of its investment advisors, and entities controlling, controlled by or under common control with, each investment advisor that provide services to the Fund.

         At its meeting held February 20, 2001, the Audit Committee of the Board reviewed information presented by PwC that addressed PwC's independence. Effective February 5, 2001, new SEC rules generally require the disclosure in a fund's proxy statement of whether the Audit Committee considered whether the provision of non-audit services to the Fund an of professional services to the Fund's investment advisors, and to entities controlling, controlled by or under common control with, the Fund's investment advisors that provides services to the Fund is compatible with maintaining the independence of the Fund's independent accountants. The Audit Committee made such a consideration.

         The Fund knows of no direct or indirect interest of PwC in the Fund. Representatives of PwC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


                           FUTURE SHAREHOLDER MEETINGS

         As a Massachusetts business trust, the Fund does not hold shareholder meetings, unless required by the 1940 Act. Other than this meeting, the Fund does not anticipate holding a meeting of shareholders in 2001 or 2002. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

                  Richard J. Wirth
                  Phoenix Life Insurance Company
                  PO Box 5056
                  Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                          By Order of the Board of Trustees,



                                          RICHARD J. WIRTH
                                          Secretary

Greenfield, Massachusetts
September 28, 2001

                          THE PHOENIX EDGE SERIES FUND

         The undersigned shareholder of The Phoenix Edge Series Fund (the "Fund") hereby appoints ______________, _____________ and ___________, and any
and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on [October 29], 2001 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Fund for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY IN FAVOR OF EACH OF THE PROPOSALS.

NAME OF SERIES: [__________]


                                                                     ----------- ---------------- --------------
                                                                         FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------- ----------- ---------------- --------------
PROPOSAL 1 (PART 1) [ALL SERIES]:
-------------------
TO FIX AT NINE THE NUMBER OF TRUSTEES                                   [ ]            [ ]             [ ]


                                                                     ----------- -------------------
                                                                         FOR          WITHHOLD
                                                                                      AUTHORITY
-------------------------------------------------------------------- ----------- -------------------
PROPOSAL 1 (PART 2) [ALL SERIES]:
-------------------

TO ELECT THAT NUMBER OF TRUSTEES.

TO VOTE FOR ALL CANDIDATES JUST CHECK THIS BOX:                         [ ]            [ ]

TO VOTE FOR THE CANDIDATES INDIVIDUALLY, MARK THE BOXES BELOW:
(1) FRANK M. ELLMER                                                     [ ]            [ ]
(2) JOHN A. FABIAN                                                      [ ]            [ ]
(3) ROGER A. GELFENBIEN                                                 [ ]            [ ]
(4) EUNICE S. GROARK                                                    [ ]            [ ]
(5) FRANK E. GRZELECKI                                                  [ ]            [ ]
(6) JOHN R. MALLIN                                                      [ ]            [ ]
(7) TIMOTHY P. SHRIVER                                                  [ ]            [ ]
(8) SIMON Y. TAN                                                        [ ]            [ ]
(9) DONA D. YOUNG                                                       [ ]            [ ]
-------------------------------------------------------------------- ----------- -------------------

                                                                     ----------- ---------------- -------------
                                                                         FOR        AGAINST         ABSTAIN
-------------------------------------------------------------------- ----------- ---------------- -------------
PROPOSAL 2 [EACH SERIES]:
----------

TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF EACH SERIES AND CONFORMING CHANGES TO THE DECLARATION OF TRUST:

IF YOU WISH TO VOTE ON THE FOLLOWING PROPOSALS LETTERED (A)             [ ]            [ ]             [ ]
TO (M) COLLECTIVELY, CHECK THIS BOX.

IF YOU WISH TO VOTE ON THE FOLLOWING PROPOSALS LETTERED (A)
TO (M) INDIVIDUALLY, VOTE BELOW:

       (A)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION         [ ]            [ ]             [ ]
                REGARDING DIVERSIFICATION
       (B)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION         [ ]            [ ]             [ ]
                REGARDING INDUSTRY CONCENTRATION
       (C)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION         [ ]            [ ]             [ ]
                REGARDING ISSUING SENIOR SECURITIES
       (D)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION         [ ]            [ ]             [ ]
                REGARDING BORROWING MONEY
       (E)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION         [ ]            [ ]             [ ]
                REGARDING UNDERWRITING
       (F)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION         [ ]            [ ]             [ ]
                REGARDING INVESTMENTS IN REAL ESTATE
       (G)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION         [ ]            [ ]             [ ]
                REGARDING LENDING
       (H)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION         [ ]            [ ]             [ ]
                REGARDING INVESTMENTS IN COMMODITIES AND COMMODITY
                CONTRACTS AND OPTIONS
       (I)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION     [ ]            [ ]             [ ]
                REGARDING ILLIQUID SECURITIES
       (J)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION     [ ]            [ ]             [ ]
                REGARDING PURCHASES ON MARGIN]
       (K)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION     [ ]            [ ]             [ ]
                REGARDING INVESTMENTS FOR CONTROL
       (L)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION     [ ]            [ ]             [ ]
                REGARDING REPURCHASE AGREEMENTS
       (M)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION     [ ]            [ ]             [ ]
                REGARDING INVESTMENT COMPANY SECURITIES

-------------------------------------------------------------------------- ----------- ---------------- --------------

                                                                           ----------- ---------------- --------------
                                                                               FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------

PROPOSAL 3 [ALL SERIES]:
----------

TO APPROVE AN AMENDMENT TO THE FUND'S DECLARATION OF                          [ ]            [ ]             [ ]
TRUST THAT WOULD REMOVE THE PROVISIONS REGARDING
FUNDAMENTAL INVESTMENT RESTRICTIONS FROM THE DECLARATION
OF TRUST.
-------------------------------------------------------------------------- ----------- ---------------- --------------

                                                                           ----------- ---------------- --------------
                                                                               FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------

Proposal 4 [Each Series]:
----------

TO APPROVE THE FUND'S RELIANCE ON "MANAGER OF MANAGERS"                       [ ]            [ ]             [ ]
RELIEF  UNDER WHICH THE FUND'S INVESTMENT ADVISORS, SUBJECT TO
THE APPROVAL OF THE BOARD, MAY, AMONG OTHER THINGS, APPOINT,
REPLACE OR TERMINATE SUBADVISORS RECOMMENDED BY EACH SERIES'
INVESTMENT ADVISOR OR ENTER INTO OR MATERIALLY AMEND EXISTING
SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

-------------------------------------------------------------------------- ----------- ---------------- --------------

                                                                          ----------- ---------------- --------------
                                                                               FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------

PROPOSAL 5 [PHOENIX-JANUS EQUITY INCOME SERIES ONLY]:
----------

TO APPROVE THE AMENDMENT OF THE INVESTMENT OBJECTIVE OF THE                   [ ]            [ ]             [ ]
PHOENIX-JANUS EQUITY INCOME SERIES TO ELIMINATE THE INCOME
COMPONENT OF THE INVESTMENT OBJECTIVE.

-------------------------------------------------------------------------- ----------- ---------------- --------------

----------------------------------------------------------------------------------------------------------------------

PROPOSAL 6 [ALL SERIES]:
----------

TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

----------------------------------------------------------------------------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


---------------------------------          -------------------------------------
  Signature                Date              Signature [Joint Owner(s)]    Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                            VOTING INSTRUCTIONS CARD

               INSTRUCTIONS OF CONTRACTOWNER FOR VOTING SHARES OF

                          THE PHOENIX EDGE SERIES FUND

         The undersigned, being the owner of a variable life insurance policy or variable annuity contract ("Contractowner") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix"), hereby instructs Phoenix to cause the shares of The Phoenix Edge Series Fund ("Fund"), allocable to Contractowner's account identified on this Voting Instructions Card, to be voted at the Special Meeting of Shareholders of the Fund to be held on [October 29], 2001 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments or postponements thereof, in the manner directed below with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned.

         THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Phoenix on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

NAME OF SERIES: [__________]


                                                                           ----------- ---------------- --------------
                                                                               FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
PROPOSAL 1 (PART 1) [ALL SERIES]:
-------------------
TO FIX AT NINE THE NUMBER OF TRUSTEES                                         [ ]            [ ]             [ ]


                                                                            ----------- ----------------
                                                                                           WITHHOLD
                                                                               FOR         AUTHORITY
--------------------------------------------------------------------------- ----------- ----------------
PROPOSAL (PART 2) [ALL SERIES]:
-----------------

TO ELECT THAT NUMBER OF TRUSTEES.

TO VOTE FOR ALL CANDIDATES JUST CHECK THIS BOX:                               [ ]            [ ]

TO VOTE FOR THE CANDIDATES INDIVIDUALLY, MARK THE BOXES BELOW:
(1) FRANK M. ELLMER                                                           [ ]            [ ]
(2) JOHN A. FABIAN                                                            [ ]            [ ]
(3) ROGER A. GELFENBIEN                                                       [ ]            [ ]
(4) EUNICE S. GROARK                                                          [ ]            [ ]
(5) FRANK E. GRZELECKI                                                        [ ]            [ ]
(6) JOHN R. MALLIN                                                            [ ]            [ ]
(7) TIMOTHY P. SHRIVER                                                        [ ]            [ ]
(8) SIMON Y. TAN                                                              [ ]            [ ]
(9) DONA D. YOUNG                                                             [ ]            [ ]
--------------------------------------------------------------------------- ----------- ----------------

                                                                           ----------- ---------------- --------------
                                                                               FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
PROPOSAL 2 [EACH SERIES]:
----------

TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
EACH SERIES AND CONFORMING CHANGES TO THE DECLARATION TRUST:

IF YOU WISH TO VOTE ON THE FOLLOWING PROPOSALS LETTERED (A) TO (M)            [ ]            [ ]             [ ]
COLLECTIVELY, CHECK THIS BOX.

IF YOU WISH TO VOTE ON THE FOLLOWING PROPOSALS LETTERED (A) TO (M)
INDIVIDUALLY, VOTE BELOW:

       (A)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
                REGARDING DIVERSIFICATION
       (B)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
                REGARDING INDUSTRY CONCENTRATION
       (C)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
                REGARDING ISSUING SENIOR SECURITIES
       (D)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
                REGARDING BORROWING MONEY
       (E)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
                REGARDING UNDERWRITING
       (F)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
                REGARDING INVESTMENTS IN REAL ESTATE
       (G)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
                REGARDING LENDING
       (H)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
                REGARDING INVESTMENTS IN COMMODITIES AND COMMODITY
                CONTRACTS AND OPTIONS
       (I)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
                REGARDING ILLIQUID SECURITIES
       (J)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
                REGARDING PURCHASES ON MARGIN
       (K)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
                REGARDING INVESTMENTS FOR CONTROL
       (L)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
                REGARDING REPURCHASE AGREEMENTS
       (M)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
                REGARDING INVESTMENT COMPANY SECURITIES

-------------------------------------------------------------------------- ----------- ---------------- --------------

                                                                           ----------- ---------------- --------------
                                                                               FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------

PROPOSAL 3 [ALL SERIES]:
----------

TO APPROVE AN AMENDMENT TO THE FUND'S DECLARATION OF TRUST THAT WOULD         [ ]            [ ]             [ ]
REMOVE THE PROVISIONS REGARDING FUNDAMENTAL INVESTMENT RESTRICTIONS FROM
THE DECLARATION OF TRUST.
-------------------------------------------------------------------------- ----------- ---------------- --------------

                                                                           ----------- ---------------- --------------
                                                                               FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------

PROPOSAL 4 [EACH SERIES]:
----------

TO APPROVE THE FUND'S  RELIANCE ON "MANAGER  OF  MANAGERS"  RELIEF  UNDER     [ ]            [ ]             [ ]
WHICH THE FUND'S  INVESTMENT  ADVISORS,  SUBJECT TO THE  APPROVAL  OF THE
BOARD,   MAY,   AMONG  OTHER  THINGS,   APPOINT,   REPLACE  OR  TERMINATE
SUBADVISORS  RECOMMENDED BY EACH SERIES' INVESTMENT ADVISOR OR ENTER INTO
OR MATERIALLY AMEND EXISTING  SUBADVISORY  AGREEMENTS WITHOUT SHAREHOLDER
APPROVAL.

-------------------------------------------------------------------------- ----------- ---------------- --------------

                                                                           ----------- ---------------- --------------
                                                                               FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------

PROPOSAL 5 [PHOENIX-JANUS EQUITY INCOME SERIES ONLY]:
----------

TO  APPROVE  THE   AMENDMENT   OF  THE   INVESTMENT   OBJECTIVE   OF  THE     [ ]            [ ]             [ ]
PHOENIX-JANUS  EQUITY INCOME SERIES TO ELIMINATE THE INCOME  COMPONENT OF
THE INVESTMENT OBJECTIVE.

-------------------------------------------------------------------------- ----------- ---------------- --------------

----------------------------------------------------------------------------------------------------------------------

PROPOSAL 6 [ALL SERIES]:
----------

TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

----------------------------------------------------------------------------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



------------------------------------       -------------------------------------
 Signature of Participant      Date         Signature [Joint Owner(s)]    Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL PARTICIPANTS SHOULD SIGN THIS VOTING INSTRUCTION; BUT IF ONE PARTICIPANT SIGNS, THIS SIGNATURE BINDS THE OTHER PARTICIPANT(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.